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                                                                  EXHIBIT 99.2

PROXY                                        Please mark your
                                             vote as indicated
                                             in the example                [X]

                                             SPECIAL MEETING

                                             Mark here if you plan to
                                             attend the Special Meeting    [ ]

The Board of Directors recommends a vote "FOR"


                                                          FOR  AGAINST  ABSTAIN
1.   Approval and adoption of the Amended and Restated    [ ]    [ ]      [ ]
     Agreement and Plan of Merger dated as of March
     18, 1998 by and among Western Resources, Inc.,
     Kansas Gas and Electric Company, NKC, Inc. (to be renamed Westar Energy, Inc.) and Kansas City
     Power & Light Company; and the merger of KCPL with and into Westar Energy.

2.   A proposal to grant discretionary power to           [ ]    [ ]      [ ]
     adjourn or postpone the Special Meeting in order to solicit additional votes for Item 1 if required.

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  *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW ***
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                                         DATE                           ,1998
                                         ------------------------------------

                                         ------------------------------------
                                         Signature

                                         ------------------------------------
                                         Signature, If Jointly Held

                                         If acting as Attorney, Executor,
                                         Trustee or in other Representative
                                         capacity, please sign name and title
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      DETACH PROXY CARD HERE AND RETURN IF YOU ARE NOT VOTING BY TELEPHONE


LOGO KCPL/SM/
                               VOTE BY TELEPHONE
                          QUICK* * *EASY* * *IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

 . There is NO CHARGE for this call.
 . On a Touch-Tone Telephone call TOLL-FREE 1-888-698-8082 24 hours per day -- 7 days a week.
 . You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

                You will hear these instructions:

                To vote "FOR" as the Board of Directors recommends: PRESS 1

                AGAINST:  PRESS 2    ABSTAIN:  PRESS 3

      Your vote will be confirmed and cast as you directed. END OF CALL.



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      If you vote by telephone, there is no need to mail back your proxy.
                              THANK YOU FOR VOTING
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Call Toll Free on a Touch Tone Telephone                 CONTROL NUMBER
      1-888-698-8082 -- Anytime.                          000 000 000
There is NO CHARGE to you for this call.
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LOGO KCPL/SM/

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                       KANSAS CITY POWER & LIGHT COMPANY

                 Special Meeting of Shareholders, July 30, 1998

The undersigned hereby appoints A.D. Jennings, J.S. Latz and B.J. Beaudoin, and each or any of them, proxies for the undersigned, with power of substitution, to vote the stock of the undersigned at the Special Meeting of Shareholders on July 30, 1998, and any adjournment or postponement thereof, on the proposed item, and in their discretion upon such other matters as may properly come before the meeting.

The shares represented by this Proxy will be voted as directed by the shareholder. If no direction is given when the duly signed Proxy is returned, such shares will be voted "FOR" each proposal.

       (Continued, and to be marked, dated and signed, on the other side)

      DETACH PROXY CARD HERE AND RETURN IF YOU ARE NOT VOTING BY TELEPHONE

                            YOUR VOTE IS IMPORTANT!

                        You can vote in one of two ways:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope

                                       OR
                                       --

2. Call toll-free 1-888-698-8082 on a Touch-Tone telephone and follow the instructions on the enclosed page. There is NO CHARGE for this call.
                                            ---------

                                  PLEASE VOTE